AB Multi-Manager Select 2035 Fund

Portfolio of Investments

October 31, 2019 (unaudited)

Company	Shares	U.S. $ Value
INVESTMENT COMPANIES - 99.6%
Funds and Investment Trusts - 99.6% (a)
AB All Market Real Return Portfolio - Class Z (b)	317,986	$2,728,317
AB Discovery Growth Fund, Inc. - Class Z (b)	367,539	4,134,818
AB Discovery Value Fund - Class Z (b)	215,130	4,179,975
AB Global Bond Fund, Inc. - Class Z (b)	917,909	7,921,558
AB Global Real Estate Investment Fund II - Class I (b)	338,676	4,192,814
AB High Income Fund, Inc. - Class Z (b)	1,177,241	9,653,376
AB Relative Value Fund - Class Z (b)	1,216,307	7,018,094
AB Unconstrained Bond Fund, Inc. - Class Z (b)	172,865	1,350,075
AQR International Defensive Style Fund - Class R6	414,780	5,582,940
AQR Style Premia Alternative Fund - Class R6	151,763	1,300,611
Boston Partners Long/Short Research Fund - Class INS	531,383	8,310,829
DFA Commodity Strategy Portfolio	763,594	4,169,220
Franklin Growth Fund - Class R6	24,186	2,698,878
iShares Core S&P 500 ETF	107,147	32,676,621
MFS Institutional International Equity Fund	154,373	4,212,852
Schwab US Dividend Equity ETF	175,406	9,738,541
T. Rowe Price Emerging Markets Stock Fund - Class I	95,138	4,180,347
T. Rowe Price International Funds - International Discovery Fund - Class I	42,206	2,750,535
Vanguard FTSE Developed Markets ETF	327,785	13,898,084
Vanguard FTSE Emerging Markets ETF	65,964	2,760,593
Vanguard Short-Term Bond ETF	25,685	2,079,714
Vanguard Total Bond Market ETF	32,661	2,760,181

Total Investment Companies (cost $132,642,725)		138,298,973

SHORT-TERM INVESTMENTS - 0.4%
Investment Companies - 0.4%
AB Fixed Income Shares, Inc. - Government Money Market Portfolio - Class AB, 1.78% (a)(b)(c) (cost $578,830)	578,830	578,830

Total Investments - 100.0% (cost $133,221,555) (d)		138,877,803
Other assets less liabilities - 0.0%		(9,044)

Net Assets - 100.0%		$138,868,759

(a)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(b)	Affiliated investments.
(c)	The rate shown represents the 7-day yield as of period end.

(d)

As of October 31, 2019, the cost basis of investment securities owned was substantially identical for both book and tax purposes. Gross unrealized appreciation of investments was $6,776,066 and gross unrealized depreciation of investments was $(1,119,818), resulting in net unrealized appreciation of $5,656,248.

Glossary:

ETF	-	Exchange Traded Fund
FTSE	-	Financial Times Stock Exchange

AB Cap Fund, Inc.

AB Multi-Manager Select 2035 Fund

October 31, 2019 (unaudited)

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, by pricing vendors, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2019:

Investments in Underlying Portfolios:	Level 1	Level 2			Level 3			Total
Assets:
Investment Companies	$138,298,973	$	– 0	–	$	– 0	–	$138,298,973
Short-Term Investments	578,830		– 0	–		– 0	–	578,830

Total	$138,877,803	$	– 0	–	$	– 0	–	$138,877,803

A summary of the Fund’s transactions in AB mutual funds for the three months ended October 31, 2019 is as follows:

											Distributions
Affiliated Issuer	Market Value 7/31/19 (000)		Purchases at Cost (000)	Sales Proceeds (000)		Realized Gain (Loss) (000)		Change in Unrealized Appr./(Depr.) (000)		Market Value 10/31/19 (000)	Dividend Income (000)			Realized Gains (000)
AB All Market Real Return Portfolio	$2,685		$90	$86		$(9)		$48		$2,728	$	– 0	–	$	– 0	–
AB Discovery Growth Fund, Inc.	3,926		520	– 0	–	– 0	–	(311)		4,135		– 0	–		– 0	–
AB Discovery Value Fund	3,962		402	191		5		2		4,180		– 0	–		– 0	–
AB Global Bond Fund, Inc.	8,293		2,389	2,814		160		(106)		7,922		44			– 0	–
AB Global Real Estate Investment Fund II	3,937		16	54		1		293		4,193		16			– 0	–
AB High Income Fund, Inc.	9,326		658	264		(3)		(64)		9,653		154			– 0	–
AB Relative Value Fund	7,862		441	1,511		(79)		305		7,018		– 0	–		– 0	–
AB Unconstrained Bond Fund, Inc.	– 0	–	1,357	– 0	–	– 0	–	(7)		1,350		7			– 0	–
Government Money Market Portfolio	13		14,986	14,420		– 0	–	– 0	–	579		4			– 0	–

Total	$40,004		$20,859	$19,340		$75		$160		$41,758		$225		$	– 0	–